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                                                                    EXHIBIT 10.1
                                                                    ------------

ARTIFICIAL LIFE, INC. HAS OMITTED FROM THIS EXHIBIT 10.1 PORTIONS OF THE LICENSE AGREEMENT FOR WHICH ARTIFICIAL LIFE, INC. HAS REQUESTED CONFIDENTIAL TREATMENT FROM THE SECURITIES AND EXCHANGE COMMISSION. THE PORTIONS OF THE AGREEMENT FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AGREEMENT

by and between

ARTIFICIAL LIFE, INC.
885 3rd Ave
Suite 2921
NYC, NY, 10022
USA
(hereinafter referred to as "ARTIFICIAL LIFE")

and

[ ]
[ ]
[ ]
[ ]
(hereinafter referred to as "[ ]")

and

ESCROW EUROPE (SWITZERLAND) AG
Ibelweg 18 A
CH-6300 Zug
(hereinafter referred to as "ESCROW EUROPE")


1.   PREAMBLE

As of the dates September 18/28, 2000, the parties entered into an agreement with regard to software production and software licensing as well as various supplemental agreements (all together referred to hereinafter as "09/2000
Agreement") in connection with the "[     ] Project."

The parties hereby agree as follows:

2.   OBJECT OF THE AGREEMENT

2.1. OBJECT OF PURCHASE

According to sub-clause 2.1 of the 09/2000 Agreement, Artificial Life developed certain software or had it developed under subcontract for the "[ ]" Project and is the sole owner of this software (hereinafter: "ALife [ ] Software"). The ALife [ ] Software consists of (a) certain modules of Alife [ ] (TM) Software,
(b) software especially developed for [ ] (hereinafter referred to as: "[ ] Software"), and (c) standard modules of the [ ] fur [ ] mbH, [ ]. Artificial Life granted a license to [ ] for the ALife [ ] Software.

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Upon the signing of this Agreement and the receipt of the purchase price according to sub-clause 2.3, Artificial Life hereby sells to [ ] to the [ ] Software, in particular [ ] ([ ]) and [ ] (lit. b), as well as [ ]license to [ ], [ ] and [ ] the module (however, not to market and sub-license it) of the Alife [ ] Software (lit. a). Excluded is the standard module of [ ] fur [ ] mbH, [ ], according to License Agreement [ ]-LV-ic-2000-01-1 dated October 18/25, 2000 (lit. c).


2.2. PROPERTY

Upon the signing of this Agreement and the receipt of the purchase price according to sub-clause 2.3, [ ] to the [ ] Software according to sub-clause 2.1, in particular [ ] ([ ]) and [ ], shall be transferred entirely to the sole ownership of [ ]. Accordingly, [ ] is entitled to [ ] of [ ]and [ ] of the [ ] Software.

Artificial Life confirms and warrants that, with the acquisition of the rights to the [ ] Software according to sub-clause 2.1, [ ] rights to the [ ] Software are transferred to [ ].

Otherwise, Artificial Life makes no further warranties with regard to the [ ] Software.

2.3  PURCHASE PRICE

The purchase price of the [ ] Software according to sub-clause 2.1 amounts to USD 1,000,000 (one million US dollars).

The purchase price must be paid in accordance with the terms of sub-clause 2.4.

With the remittance of the amount of USD 1,000,000 pursuant to the terms of sub-clause 2.4, [ ] will have discharged its debt and all claims of Artificial Life against [ ] will have been settled.

2.4  PAYMENT OF THE PURCHASE PRICE / TRANSFER OF THE ALIFE [     ] SOFTWARE

[ ] agrees and engages, within 24 hours of receiving a legally signed Agreement, to remit the purchase price pursuant to the terms of sub-clause 2.3 to Escrow Europe, Account No. [ ] with the Zuger Katonalbank, CH-6300 Zug, Clearing No.
[ ]. Upon receipt of the legally signed Agreement, [ ] will request Escrow Europe to release the ALife [ ] Software without delay.

As the owner of the ALife [ ] Software, Artificial Life authorizes Escrow Europe, upon transfer of the purchase price to Artificial Life according to sub-clause 2.3, to release to [ ] the software deposited with Escrow Europe under the escrow deposit receipt dated December 15, 2000 (Deposit number: [ ]) and escrow deposit receipt (Deposit number: [ ], [ ] 1.1), as supported by the Escrow Agreement dated [month?] 13/28, 2000 / January 8, 2001 (hereinafter referred to as "Escrow Agreement"), although the preconditions according to clause 5 of the Escrow Agreement are not met and without it being necessary to comply with the formalities according to clause 5 of the Escrow Agreement.

Escrow Europe hereby states that it will recognize a legally signed copy of this Agreement as a surrender document for the deposited ALife [ ] Software, including the associated materials, and that it will surrender the ALife [ ] Software deposited with it by virtue of the Escrow Agreement, including the associated materials, to [ ].

The parties have agreed to wind up this Agreement as follows:

Pursuant to the terms of sub-clause 2.3, Escrow Europe will remit the purchase price to Artificial Life, Account No. [ ], bank routing number: [ ], at the Boston Private Bank, immediately after [ ] has acknowledged receipt of the ALife
[ ] Software, including the associated materials. Escrow Europe may not release the software before it receives said acknowledgement of receipt.

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Escrow Europe is charging CHF 3, 000.00 (0.3 % of the purchase price) to wind up this Agreement, plus the related expenses incurred (for shipping, bank fees, etc.). [ ] and Artificial Life shall each pay one-half of the costs arising for Escrow Europe in connection with winding up this Agreement. As regards
Artificial Life's share of the costs, Escrow Europe is authorized, pursuant to the terms of sub-clause 2.3, to charge this sum to the purchase price before the latter is passed on to Artificial Life. Escrow Europe will bill [ ] for its share of the costs.

2.5. GENERAL RELEASE

Upon payment of the purchase price pursuant to sub-clause 2.3. to the account of Artificial Life and the transfer of the ALife [ ] Software to [ ], all claims of Artificial Life against [ ] and of [ ] against Artificial Life shall have been settled.

3.   FURTHER PROVISIONS:

3.1. SEVERABILITY CLAUSE

The invalidity, the unlawfulness or ineffectiveness of individual provisions of this Agreement does not adversely affect the binding nature of the total agreement. Rather, the invalid, unlawful or ineffective provisions shall be replaced by arrangements that come as close as possible to the purposes recognizably intended by the parties through a process of additional contract interpretation.

3.2. APPLICABLE LAW

Swiss law shall be applied to this Agreement to its full extent (excluding the conflicts of laws provisions and the UN provisions on contracts for the international sale of goods).

3.3. ARBITRATION CLAUSE

All disputes arising out of or in connection with this Agreement, including those concerning its valid origin, its legal validity, its amendment or dissolution shall be decided by a three-member court of arbitration pursuant to the international rules of arbitration of the Zurich Chamber of Commerce with exclusion of the courts of law. If no more than two parties are involved in the proceedings, each party shall appoint one arbitrator and these two arbitrators shall jointly appoint a third arbitrator.

3.4. WRITTEN FORM

Amendments and/or supplements to this agreement must be in writing in order to be valid.
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Each party shall provide the other two parties a legally signed copy of this
Agreement.

This Agreement is not legally valid until all three parties have affixed their signature thereto.


_____________________              ______________________________
City, date                         City, date


[ ]                                Artificial Life, Inc.
[ ]


[ ]                                _______________________________


Zug,  06/08/2001 [handwritten]
------------------------------
City, date


________________________________
City, date



Escrow Europe (Switzerland) AG




      // sig //
      ---------

ESCROW
------
E  U  R  O  P  E
(SWITZERLAND) AG
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Each party shall provide the other two parties a legally signed copy of the
Agreement.

This Agreement is not legally valid until all three parties have affixed their signature thereto.


[   ], 8/6/01 [handwritten]        ______________________________
-------------
City, date                         City, date


[ ]                                Artificial Life, Inc.
[ ]

 //sig.//
[ ]                                _______________________________



Escrow Europe (Switzerland) AG




__________________